UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2025

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1221 Broadway, Suite 1300
Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If  an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of FB Financial Corporation (the “Company”) was held on May 22, 2025. At the annual meeting, the Company’s shareholders elected 12 directors to hold office for one year and until their successors are duly elected and qualified: J. Jonathan Ayers, William F. Carpenter III, Agenia W. Clark, James W. Cross IV, James L. Exum, Christopher T. Holmes, Orrin H. Ingram, R. Milton Johnson, Raja J. Jubran, C. Wright Pinson, Emily J. Reynolds, and Melody J. Sullivan. In addition, at the annual meeting, the shareholders approved on a non-binding, advisory basis, the compensation of our named executive officers. Further, at the annual meeting, the proposal to amend the Company’s charter to eliminate the supermajority voting standards failed to obtain the requisite approval of the holders of 80% of the outstanding shares of the Company’s common stock. Finally, at the annual meeting, the shareholders ratified the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The final voting results are set forth below.

(1) Election of 12 directors to serve until the 2026 annual meeting of shareholders and until their successors have been duly elected and qualified:

Nominee	Votes For	Votes Withheld	Non Votes
J. Jonathan Ayers	39,535,343	298,959	3,294,650
William F. Carpenter III	39,400,332	433,970	3,294,650
Agenia W. Clark	39,759,742	74,560	3,294,650
James V. Cross IV	39,358,488	475,814	3,294,650
James L. Exum	39,009,708	824,594	3,294,650
Christopher T. Holmes	39,533,660	300,642	3,294,650
Orrin H. Ingram	38,817,020	1,017,282	3,294,650
R. Milton Johnson	39,563,250	271,052	3,294,650
Raja J. Jubran	39,454,074	380,228	3,294,650
C. Wright Pinson	38,825,261	1,009,041	3,294,650
Emily J. Reynolds	38,962,277	872,025	3,294,650
Melody J. Sullivan	39,561,746	272,556	3,294,650

(2) Non-binding, advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Non Votes
39,084,248	666,414	83,640	3,294,650

(3) Approval of amendments to the Company’s amended and restated charter to eliminate supermajority voting standards:

Votes For	Votes Against	Abstain	Non Votes
28,932,224	41,722	10,860,357	3,294,650

(4) Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

Votes For	Votes Against	Abstain	Non Votes
42,969,692	116,645	42,616	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

	By:	/s/ Beth W Sims
Beth W. Sims
Date: May 27, 2025		General Counsel and Corporate Secretary